SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. 1)

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[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
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[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         SWIFT TRANSPORTATION CO., INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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          was paid  previously.  Identify  the previous  filing by  registration statement number, or the form or schedule and the date of its filing.

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
                         SWIFT TRANSPORTATION CO., INC.
                             2200 SOUTH 75TH AVENUE
                             PHOENIX, ARIZONA 85043

                        ---------------------------------

                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1999

                        ---------------------------------

To Our Stockholders:

         The 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Swift Transportation Co., Inc. (the "Company") will be held at 10:00 a.m., Arizona Time, on Thursday, May 20, 1999, at the Company's headquarters facility at 2200 South 75th Avenue, Phoenix, Arizona 85043, for the following purposes:

          1.   To elect two Class III directors to serve for three-year terms;

          2. To approve the adoption of a new Swift Transportation Co., Inc. 1999 Stock Option Plan;

          3. To approve the Company's Non-Employee Directors Stock Option Plan, as amended;

          4. To approve the amendment of the Company's Articles of Incorporation to increase the authorized number of shares of
               Common Stock authorized for issuance from 75,000,000 to 150,000,000; and

          5. To transact such other business as may properly come before the Annual Meeting. Management is presently aware of no other business to come before the meeting.

         Each outstanding share of the Company's Common Stock entitles the holder of record at the close of business on March 31, 1999, to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy. A copy of the Company's 1998 Annual Report to Stockholders, which includes certified financial statements, is enclosed. Management cordially invites you to attend the Annual Meeting.

                                          By Order of the Board of Directors

Phoenix, Arizona                          Jerry C. Moyes
April 7, 1999                             Chairman of the Board, President
                                          and Chief Executive Officer

                                    IMPORTANT

STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY. A POSTAGE-PAID ENVELOPE IS PROVIDED FOR MAILING IN THE UNITED STATES.

                         SWIFT TRANSPORTATION CO., INC.
                             2200 SOUTH 75TH AVENUE
                             PHOENIX, ARIZONA 85043

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------


         This Proxy Statement is furnished to the stockholders of Swift Transportation Co., Inc. (the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held on May 20, 1999. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The proxy materials relating to the Annual Meeting are first being mailed on or about April 12, 1999, to stockholders of record at the close of business on March 31, 1999 (the "Record Date"). A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by: (i) attending the Annual Meeting and voting in person; (ii) duly executing and delivering a proxy bearing a later date; or (iii) sending written notice of revocation to the Secretary of the Company at P.O. Box 29243, Phoenix, Arizona, 85038-9243.

         The Company will bear the cost of solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the outstanding Common Stock of the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph.


                          VOTING SECURITIES OUTSTANDING

         As of the Record Date, there were 42,511,914 shares of the Company's Common Stock outstanding. Stockholders are entitled to one vote for each share held of record on each matter of business to be considered at the Annual Meeting. Only holders of record of Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting, either in person or by valid proxy. Ballots cast at the Annual Meeting will be counted by the Inspector of Elections and determinations of whether a quorum exists and whether the proposals are approved will be announced at the Annual Meeting. The Inspector of Elections will treat abstentions and broker non-votes received as shares that are present and entitled to vote for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                      ACTION TO BE TAKEN UNDER THE PROXIES

         A properly executed proxy in the enclosed form will be voted in accordance with the instructions thereon. If no instructions are given with respect to the matters to be acted on, the persons acting under the proxies will vote the shares represented thereby in favor of the election of the nominees for directors named herein and at their discretion as to such other business as may come before the meeting or any adjournment thereof. The Board of Directors is not aware of any other business to be brought before the meeting. If other proper matters or matters of which the Board is not aware a reasonable time prior to the meeting are introduced, then, to the extent permissible by law, the persons named in the enclosed proxy will vote the shares they represent in accordance with their judgment.

         The information included herein should be reviewed in conjunction with the consolidated financial statements, notes to consolidated financial statements, independent auditors' report and other information included in the Company's 1998 Annual Report to Stockholders that was mailed with this Proxy Statement to all stockholders of record on the Record Date.


                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

         The Articles of Incorporation of the Company divides the Board of Directors into three classes serving staggered terms. One class of directors is elected each year for a term of three years. The term of office of directors in Class III will expire at the Annual Meeting. At the Annual Meeting, stockholders will be asked to elect two directors to Class III for terms that will expire at the close of the Annual Meeting of Stockholders held in 2002. The Board of Directors has nominated William F. Riley III and Lou A. Edwards as nominees for election to Class III. Unless otherwise noted thereon, the shares represented by the enclosed proxy will be voted for the election of Messrs. Riley and Edwards as directors of the Company. If either of them becomes unavailable for any reason or if a vacancy should occur before election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons as may be determined by the holders of such proxy. Election of the director nominees will require the affirmative vote of a majority of the outstanding Common Stock represented at the Annual Meeting. Each director elected will serve for three years and until his successor is duly elected and qualified.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE CLASS III DIRECTOR NOMINEES.

             INFORMATION CONCERNING DIRECTORS, NOMINEES AND OFFICERS

         Information concerning the names, ages, terms, positions with the Company and business experience of the Company's current directors, director nominees and executive officers is set forth below.

                                                                     TERM AS
                                                                    DIRECTOR
         NAME              AGE           POSITION                   EXPIRES
         ----              ---           --------                   -------
Jerry C. Moyes(1)(2)       55     Chairman of the Board,        Class II - 2001
                                  President and Chief
                                  Executive Officer
William F. Riley, III      52     Executive Vice President,     Class III - 1999
                                  Chief Financial Officer,
                                  Secretary and Director
Rodney K. Sartor           44     Executive Vice President      Class I - 2000
                                  and Director
Alphonse E. Frei(1)(2)     60     Director                      Class II - 2001
Lou A. Edwards(2)          85     Director                      Class III - 1999
Earl H. Scudder, Jr.(1)    56     Director                      Class I - 2000
Patrick J. Farley          54     Executive Vice President
Kevin H. Jensen            44     Executive Vice President
----------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

         JERRY C. MOYES has served as the Chairman of the Board, President and Chief Executive Officer of the Company since 1984. Mr. Moyes joined the Company in 1966 as a Vice President and served in that capacity until 1984. Mr. Moyes was President of the Arizona Motor Transport Association from 1987 to 1988.

         WILLIAM F. RILEY III has served as an Executive Vice President, Chief Financial Officer, Secretary and a Director of the Company since March 1990 and as a Vice President of Cooper Motor Lines and Swift Leasing Co., Inc. since April 1988 and May 1986, respectively. Prior to joining Swift in February 1986, Mr. Riley was employed by Armour Food Co. from 1978 to January 1986, serving in various transportation and distribution assignments, principally Manager of Business Planning of Armour Food Express, its truckload motor carrier.

         RODNEY K. SARTOR has served as an Executive Vice President and a Director of the Company since May 1990. Mr. Sartor joined Swift in May 1979. He served as Director of Operations from May 1982 until August 1988 and as a Regional Vice President from August 1988 until May 1990.

         ALPHONSE E. FREI has served as a Director of the Company since May 1990. Mr. Frei served in various capacities, including Chief Financial Officer, with America West Airlines from 1983 to 1994 and served as a director of America West Airlines from 1986 to September 1993. Mr. Frei has served in various executive capacities or as a consultant to a number of business organizations.

         LOU A. EDWARDS has served as a Director of the Company since May 1990. Mr. Edwards is retired from Sundance Truck Centers, a truck dealership, which he founded in 1975, and has 40 years of experience in the trucking industry.

         EARL H. SCUDDER, JR. has served as a Director of the Company since May 1993. Mr. Scudder has been President of the Scudder Law Firm, P.C. in Lincoln, Nebraska since February 1990, and has engaged in the private practice of law since 1966. Mr. Scudder also served as a director of Heartland Express, Inc. a publicly-held trucking company, until 1996, and serves as a director of Central Freight Lines, Inc., a less-than-truckload motor carrier.

         PATRICK J. FARLEY was named an executive officer of the Company in May 1997, and has served as an Executive Vice President of the Company since May 1997. Mr. Farley joined the Company in October 1989 and served as Vice President of Western Sales prior to his promotion to Executive Vice President in May 1997.

         KEVIN H. JENSEN was named an executive officer of the Company in October 1996, and has served as an Executive Vice President of the Company since December 1994. Mr. Jensen joined the Company in December 1986 and served the Company in various capacities, including Director of Operations - Eastern Division and Vice President - Eastern Division, prior to his promotion to Executive Vice President in December 1994.

              MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

         BOARD OF DIRECTORS. During the year ended December 31, 1998, the Board of Directors of the Company met on six occasions. Each of the directors attended all of the meetings of the Board of Directors and all of the meetings held by committees of the Board on which he served, except Mr. Sartor was absent from two Board of Directors meetings and Mr. Edwards was absent from one Board of Directors meeting.

         COMPENSATION COMMITTEE. The Compensation Committee of the Board of Directors, which met once during 1998, reviews all aspects of compensation of executive officers of the Company and makes recommendations on such matters to the full Board of Directors. The Report of the Compensation Committee for 1998 is set forth below.

         AUDIT COMMITTEE. The Audit Committee, which met three times during 1998, makes recommendations to the Board concerning the selection of outside auditors, reviews the financial statements of the Company and considers such other matters in relation to the external audit of the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate and timely financial reporting. The Audit Committee also reviews proposals for major transactions.

         OTHER COMMITTEES. The Company does not maintain a standing nominating committee or other committee performing similar functions.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Compensation Committee of the Board of Directors consists of Jerry C. Moyes, Alphonse E. Frei and Lou A. Edwards. Mr. Moyes also serves as the President and Chief Executive Officer of the Company.

         The Company leases various properties from entities owned by or affiliated with Jerry C. Moyes. For the year ended December 31, 1998, the Company expended an aggregate of $135,000 in rental payments on such leases.

         Interstate Equipment Leasing, Inc., a corporation wholly-owned by Jerry
C. Moyes ("Interstate Leasing"), leases tractors to some of the Company's owner operators. In connection with this program, during 1998 the Company acquired $22.1 million of new revenue equipment on behalf of Interstate Leasing, for which the Company recognized fee income of $1.3 million. During 1998, the Company also sold used revenue equipment to Interstate Leasing totaling $320,000 and recognized gains of $69,000.

         Interstate Leasing also provides air transportation services to the Company. The Company paid Interstate Leasing $429,000 for air transportation services for the year ended December 31, 1998. At December 31, 1998, $141,000 was owed to Interstate Leasing for air transportation services.

         During 1998, the Company provided transportation services to various entities owned by Jerry C. Moyes. For the year ended December 31, 1998, the Company recognized $831,000 in operating revenue from those entities.

         Jerry C. Moyes acquired a significant ownership interest in Central Freight Lines, Inc. during 1997. The Company provides transportation services to this carrier and recognized $5.3 million in operating revenue therefrom in 1998. At December 31, 1998, $401,000 was owed to the Company for these services. In addition, the Company sold used equipment to the carrier for $261,000 and paid $227,000 to the carrier for facilities rental.

         Interstate Leasing owns approximately 200 tractors, which operates as a fleet operator for the Company. During 1998, the Company paid $17.2 million to this fleet operator for purchased transportation services. At December 31, 1998, $326,000 was owed for these purchased transportation services. Also, the Company was paid $267,000 by this fleet operator and paid $450,000 to this fleet operator for various services, including training and repairs. At December 31, 1998, $32,000 was owed to the Company and nothing was owed by the Company for these services.

         All of the foregoing arrangements were approved by the independent members of the Board of Directors.

                              DIRECTOR COMPENSATION

         Directors who are not employees of the Company receive an annual retainer of $3,000, plus $500 per meeting of the Board of Directors attended by the director. Pursuant to the Company's Non-Employee Director's Stock Option Plan, non-employee directors also receive an annual grant of an option to purchase 1,000 shares of the Company's Common Stock at an exercise price equal to 85% of the fair market value of such stock on the date of grant and which vests immediately upon the date of grant. These options are granted to the non-employee directors on the last trading day in May.

                             EXECUTIVE COMPENSATION

         The table below sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1998, 1997 and 1996, of those persons who were, at December 31, 1998 (i) the Chief Executive Officer and (ii) the four most highly compensated executive officers of the Company (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                   Long Term
                                         Annual Compensation      Compensation
                                        ---------------------    ---------------
                                                                    All Other
Name and Principal Position    Year      Salary        Bonus     Compensation(1)
---------------------------    ----      ------        -----     ---------------
Jerry C. Moyes                 1998     $270,371     $366,161       $166,268
Chairman of the Board &        1997      270,371      376,560        163,219
  President                    1996      270,371      366,161        160,376

William F. Riley III           1998     $162,225     $337,775        $24,780
Executive Vice President &     1997      162,225      337,764         22,615
  Chief Financial Officer      1996      162,225      366,161         19,553

Rodney K. Sartor               1998     $162,225     $137,775        $21,025
Executive Vice President       1997      162,225      137,775         18,025
                               1996      162,225      366,161         14,953

Kevin H. Jensen                1998     $162,225     $337,775        $18,000
Executive Vice President(2)    1997      162,225      337,764         15,000
                               1996      162,225      187,775         11,928

Patrick J. Farley              1998     $162,225     $137,775        $18,000
Executive Vice President(3)    1997      141,026      102,048         15,000

----------
(1) "All Other Compensation" for each of the Named Officers included Company contributions in the amount of $18,000 for 1998, $15,000 for 1997, and $11,928 for 1996, pursuant to the Swift Transportation Co., Inc. Retirement Plan, a 401(k) profit sharing plan (the "401(k) Plan"). The balance of compensation included in "All Other Compensation" for each of the Named Officers during each of the identified periods represents Company payments of term life and disability insurance premiums on behalf of the respective Named Officers. The amount of such insurance premiums paid on behalf of Mr. Riley during 1998, 1997 and 1996 was $6,780, $7,615, and $7,625, respectively. The amount of such insurance premiums paid on behalf of Mr. Sartor during 1998, 1997 and 1996 was $3,025, $3,025 and $3,025, respectively. The Company does not pay such premiums for Mr. Jensen or Mr. Farley. The Company procured two term life insurance policies with a combined face amount of $20 million for the benefit of Jerry C. Moyes and his spouse. The aggregate annual premiums paid by the Company for these polices were $148,268, $148,219 and $148,448 in 1998, 1997 and 1996, respectively. The Company's purpose in maintaining these policies is to ensure that, in the event of the Moyes' deaths, their estate would be able to satisfy estate taxes without having to sell a large block of the Company's Common Stock, which might adversely affect the market for the Common Stock.
(2)  Mr. Jensen was named an executive officer of the Company in October 1996.
(3)  Mr. Farley was named an executive officer of the Company in May 1997.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The number of options and the option exercise price reflect a 3-for-2 stock split treated as a dividend, effected on November 18, 1993, of one share of Common Stock for every two shares of Common Stock outstanding, a 2-for-1 stock split treated as a dividend of one share of Common Stock for each share outstanding effected on November 18, 1994, a 3-for-2 stock split treated as a dividend, effected on March 12, 1998, of one share of Common Stock for every two shares of Common Stock outstanding and a 3-for-2 stock split treated as a dividend, to be effected on April 10, 1999, of one share of Common Stock for every two shares of Common Stock outstanding.

                                        Individual Grants
                     ---------------------------------------------------------    Potential Realizable Value At
                                   Percent of              Market              Assumed Annual Rates of Stock Price
                      Number of      Total                Price At                Appreciation For Option Term
                      Securities  Options/SARs  Exercise   Dates               -----------------------------------
                      Underlying   Granted To   Or Base      Of
                     Option/SARs  Employees In   Price     Grant    Expiration
        Name         Granted (#)  Fiscal Year    ($/Sh)    ($/Sh)      Date        0% ($)     5% ($)     10% ($)
        ----         -----------  -----------    ------    ------      ----        ------     ------     -------
Jerry C. Moyes            --           --            --        --        --             --         --           --

William F. Riley III      --           --            --        --        --             --         --           --

Patrick J. Farley         --           --            --        --        --             --         --           --

Kevin H. Jensen       75,000(1)      9.28%       $10.02    $11.79   10/2/08       $132,660   $688,854   $1,542,166

Rodney K. Sartor          --           --            --        --        --             --         --           --

----------
(1) One-fifth of options are exercisable on fifth anniversary of grant and one-fifth on each successive year.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                      OPTION VALUE AS OF DECEMBER 31, 1998

         The table below sets forth information with respect to the exercise of stock options during the fiscal year ended December 31, 1998, by the Named Officers. The Company does not have a long-term incentive plan or a defined benefit or actuarial plan and has never issued any stock appreciation rights.

         The number of options and the option exercise price reflect a 3-for-2 stock split treated as a dividend, effected on November 18, 1993, of one share of Common Stock for every two shares of Common Stock outstanding, a 2-for-1 stock split treated as a dividend of one share of Common Stock for each share outstanding effected on November 18, 1994, a 3-for-2 stock split treated as a dividend, effected on March 12, 1998, of one share of Common Stock for every two shares of Common Stock outstanding and a 3-for-2 stock split treated as a dividend, to be effected on April 10, 1999, of one share of Common Stock for every two shares of Common Stock outstanding.

                                                                                           Value of Unexercised In-the-
                                                          Number of Unexercised Options  Money Options at Fiscal Year End
                                Shares                       at Fiscal Year End (#)                    ($)
                             Acquired on                  ----------------------------   ---------------------------------
            Name               Exercise   Value Realized  Exercisable    Unexercisable   Exercisable(3)   Unexercisable(3)
                                (#)(1)        ($)(2)
            ----               --------   --------------  -----------    -------------   --------------   ----------------
Jerry C. Moyes                      --             --           --               --               --                 --
  President & Chief Executive
  Officer(7)
William F. Riley III            81,000        895,152           --          193,500               --          2,389,249
  Executive Vice President &
  Chief Financial Officer(4)
Rodney K. Sartor                81,000      1,195,500           --           81,000               --          1,413,174
  Executive Vice President(4)]
Kevin H. Jensen                 27,000        340,250           --          250,500               --          2,665,062
  Executive Vice President(5)
Patrick J. Farley               13,500        182,425       16,875           84,375          290,336            989,722
  Executive Vice President(6)

----------
(1) Represents shares of Common Stock acquired pursuant to exercise of options under the Company's Stock Option Plan. The exercise price for such shares was $1.24 per share for Messrs. Riley and Sartor, $3.15 per share for Mr. Jensen and $1.54 per share for Mr. Farley.

(2) Based on the $12.29 last reported sale price of the Company's Common Stock on October 16, 1998, for Mr. Riley, the $16.00 last reported sale price of March 31, 1998, for Mr. Sartor, the $14.17 last reported sale price for 13,500 shares exercised on January 5, 1998, and the $17.33 sale price for 13,500 shares exercised on December 16,1998 for Mr. Jensen and the $15.05 sale price on February 5, 1998, for Mr. Farley.

(3) Based on the $18.69 last reported sales price of the Company's Common Stock on December 31, 1998.

(4) Mr. Sartor's options and Mr. Riley's options (excepting the 112,500 options granted to Mr. Riley in 1997) were granted in 1990 and one-fifth of the shares underlying such options first became exercisable in March 1995. Thereafter, one fifth of such options become exercisable in each successive year. The exercise price of such options is $1.24 per share. Such options will terminate in September 2000. In 1997 Mr. Riley was granted options to purchase 112,500 shares at $10.02 per share. One-third of the shares underlying such options first become exercisable in April 2000. Thereafter, one-third of the options become exercisable in each successive year. These options will terminate in April 2007.

(5) Mr. Jensen was granted options in 1992, 1994, 1997 and 1998 covering 67,500, 45,000, 90,000 and 75,000 shares of the Company's Common Stock, respectively. The exercise price for each of Mr. Jensen's options is $3.15, $4.87, $10.01 (as to 45,000 shares subject to options granted in April
     1997) and $10.39 (as to 45,000 shares subject to options granted in December 1997) and $10.02, respectively. One-fifth of each such option grant becomes exercisable on the fifth anniversary of the grant and one-fifth of each such grant becomes exercisable in each successive year thereafter. All of Mr. Jensen's options terminate on the ten year anniversary of the date of grant.

(6) Mr. Farley was granted options in 1990 (as to 16,875 shares), December 1991 (as to 67,500 shares), January 1995 (as to 5,625 shares), December 1995 (as to 3,375 shares), April 1997 (as to 22,500 shares) and July 1997 (as to 22,500 shares). The respective exercise prices for such grants are $1.24, $1.54, $8.12, $5.62, $10.01 and $11.17. One-fifth of each such option grant becomes exercisable on the fifth anniversary of the grant and one-fifth of each such grant becomes exercisable in each successive year thereafter. All of Mr. Farley's options terminate on the ten year anniversary of the date of grant.

(7) Mr. Moyes has not been awarded any stock options and is not eligible to participate in the Company's Stock Option Plan or Employee Stock Purchase Plan. See "Compensation Committee Report on Executive Compensation" below.


                              EMPLOYMENT AGREEMENTS

         The Company currently does not have any employment contracts or severance agreements with any of its executive officers.


                         CHANGE OF CONTROL ARRANGEMENTS

         In the event the Company sells all or substantially all of its assets, or merges with or into another corporation, stock options outstanding are required to be assumed or equivalent options are required to be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Company's Board of Directors determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the option holder shall have the right to exercise his or her option, including shares as to which such option would not otherwise be exercisable. If the Board makes options fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board must notify the option holder that the option is fully exercisable for a period of thirty (30) days from the date of such notice (but not later than the expiration of the term of the option) and the option will terminate upon the expiration of such period.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Under the supervision of the Compensation Committee of the Board of Directors, the Company has developed and implemented compensation policies and programs that seek to enhance the profitability of the Company and thus shareholder value by aligning the interests of senior management with those of its shareholders. The Company compensates senior management through a mix of short-term and long-term compensation programs. The three principal components of executive compensation are base salary, annual bonus awards and stock options. Jerry C. Moyes does not participate in the Compensation Committee's deliberations concerning his compensation.

         BASE SALARY. In setting base salaries of senior management for 1998, including the salary of Jerry C. Moyes, the Company's Chief Executive Officer, the Compensation Committee reviewed and considered (i) compensation information disclosed by similar publicly held truckload motor carriers (all of which carriers are included in the Nasdaq Trucking and Transportation Stocks Index);
(ii) the financial performance of the Company, as well as the role and contribution of the particular executive with respect to such performance; and
(iii) nonfinancial performance related to the individual executive's contributions. The Compensation Committee believes that the annual salaries of the Company's Chief Executive Officer and its Executive Vice Presidents are at or slightly below median levels paid by other publicly held truckload motor carriers of comparable size. However, the Committee believes that, when the base salary and annual bonus for the Company's executives are aggregated, its compensation package is competitive with those provided to similarly situated executives in the truckload motor carrier industry. The Committee has taken particular note of management's success in assimilating the operations of acquired carriers into the Company's operations, growing the Company in terms of revenue, net earnings and earnings per share, and managing the growth experienced by the Company during the last fiscal year.

         ANNUAL BONUS. The Compensation Committee annually considers the award of bonus compensation to executive officers as additional compensation based upon individual and Company financial performance. Company financial performance is measured by review of a variety of factors, including earnings per share, operating ratios, revenue growth, and size and performance relative to similarly situated trucking industry competitors. The Compensation Committee evaluates individual performance based upon contribution to financial performance goals and review of other qualitative and quantitative factors. Accordingly, in years in which the Company's performance goals are exceeded, bonus compensation will tend to be higher. The Compensation Committee believes that this policy properly motivates the executive officers to perform to the greatest extent of the abilities to generate the highest attainable profits for the Company and to achieve increased shareholder value.

         STOCK OPTIONS. The Company believes that it is important for executives to have an equity stake in the Company in order to encourage them to focus on long-term prospects. Toward this end, the Company makes option grants to the

Executive Vice Presidents from time to time pursuant to the Company's Stock Option Plan. In making option grants to the Executive Vice Presidents, the Compensation Committee evaluates the individual officer's past and expected future contributions to the Company's achievement of its long-term performance goals. Because Jerry Moyes is the largest beneficial stockholder of the Company, the Compensation Committee has not awarded any stock options to Mr. Moyes, and Mr. Moyes is not eligible to participate in the Company's Stock Option Plan or Employee Stock Purchase Plan.

         CHIEF EXECUTIVE OFFICER. The two members of the Compensation Committee other than Mr. Moyes evaluate the Chief Executive Officer's performance and recommend his salary and bonus to the Board of Directors. As noted above, due to Mr. Moyes' substantial stock ownership of the Company, the Committee has not included stock options as a component of Mr. Moyes' overall compensation. Due in part to this omission of option grants, and primarily due to his significant contributions to the Company and the Company's dependence on Mr. Moyes, Mr. Moyes' base salary is set significantly above the base salaries for the other executive officers. The Committee believes that Mr. Moyes' total compensation is appropriate compared to the total compensation paid to CEOs of comparable publicly held truckload motor carriers, especially in light of the Company's operating results and the increase in stockholder value in 1998.

                             COMPENSATION COMMITTEE

        Jerry C. Moyes           Alphonse E. Frei         Lou A. Edwards

                          STOCK PRICE PERFORMANCE GRAPH

         The graph below compares cumulative total return of the Company, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Trucking and Transportation Stocks Index from December 31, 1993 to December 31, 1998. The graph assumes that $100 was invested on December 31, 1993, and any dividends were reinvested.

                                   12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
                                   --------  --------  --------  --------  --------  --------
Swift Transportation Co., Inc.      100.000   190.693   141.859   218.599   301.144   391.112
NASDQ Stock Market (US)             100.000    97.752   138.256   170.015   208.580   293.209
Trucking & Transportation Index     100.000    90.679   105.795   116.784   149.479   132.477

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the Company's preceding fiscal year all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except Messers. Jensen and Lyding did not timely report awards of stock options but did subsequently report the awards.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
                                 AND MANAGEMENT

         The following table sets forth, as of March 16, 1999, the number and percentage of outstanding shares of Common Stock beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each director and Named Officer of the Company and by all Directors and Named Officers of the Company as a group.

NAME AND ADDRESS OF
BENEFICIAL OWNER(1)                SHARES BENEFICIALLY OWNED       PERCENT OWNED
-----------------------            -------------------------       -------------
Jerry C. Moyes                           18,827,967(2)                 29.53%
Ronald G. Moyes                           9,018,353(2)                 14.14%
Lou A. Edwards                              395,625                        *
William F. Riley III                        342,519(3)                     *
Rodney K. Sartor                            176,915(3)                     *
Alphonse E. Frei                             16,125(4)                     *
Earl H. Scudder, Jr                          19,650(5)                     *
Patrick J. Farley                            20,654(6)                     *
Kevin H. Jensen                               6,359                        *
FMR Corporation                           9,189,030                    14.41%
All Directors and Named
  Officers as a group                    19,805,814                    30.96%
  (8 persons)
----------
*    Represents less than 1% of the Company's outstanding Common Stock.
(1) The address of each officer, director and Ronald G. Moyes is 1455 Hulda Way, Sparks, Nevada 89431. The address of FMR Corporation is 82 Devonshire Street, Boston, Massachusetts 02109. Information with respect to FMR Corporation is based upon a Schedule 13G filed by FMR Corporation with the Securities and Exchange Commission.
(2) The shares beneficially owned by Jerry C. Moyes are held by him, as follows: (i) 18,321,717 shares are held as a co-trustee of the Jerry and Vickie Moyes Family Trust, (ii) 33,750 shares are held by a limited liability company of which Mr. Moyes has controlling interest, and (iii) 472,500 shares are held by SME Industries, Inc. of which Jerry C. Moyes is the majority shareholder. The shares shown for Jerry C. Moyes do not include the 9,018,353 shares held by seven irrevocable trusts for the benefit of six children of Jerry and Vickie Moyes and by an irrevocable trust for the benefit of Jerry and Vickie Moyes and six of their children, the sole trustee of each of which is Ronald Moyes, who has sole investment and voting power over the trusts. The shares shown for Jerry C. Moyes also do not include 360,000 shares held by an irrevocable trust for the children of Jerry and Vickie Moyes, the sole trustee of which is Gerald F. Ehrlich, who has sole investment and voting power. Of the shares held by the Jerry and Vickie Moyes Family Trust, 16,888,086 shares have been pledged to secure loans with lending institutions.
(3)  Includes options to purchase 81,000 shares exercisable within 60 days.
(4)  Includes options to purchase 8,250 shares exercisable within 60 days.
(5)  Includes options to purchase 3,750 shares exercisable within 60 days.
(6)  Includes options to purchase 20,250 shares exercisable within 60 days.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

         During 1998, the Company incurred fees for legal services to the Scudder Law Firm in the amount of $89,000. Mr. Earl H. Scudder, Jr., a director of the Company, is a member of the Scudder Law Firm. The Company believes that the terms of the foregoing transactions were as favorable to the Company as those which would have been available from an independent third party. See "Compensation Committee Interlocks and Insider Participation" above for a description of certain transactions between the Company and members of the Compensation Committee.


             APPROVAL OF ADOPTION OF SWIFT TRANSPORTATION CO., INC.
                             1999 STOCK OPTION PLAN
                                (PROPOSAL NO. 2)

GENERAL

         At the Annual Meeting, the Company will seek stockholder approval of the adoption of the Swift Transportation Co., Inc. 1999 Stock Option Plan (the "Plan") to replace its existing employee stock option plan. The Plan provides employees with an incentive to actively direct and contribute to the Company's growth by enabling them to acquire a proprietary interest in the Company. The Company's Board of Directors has approved adoption of the Plan and has directed that the adoption be submitted as a proposal for stockholder approval at the Annual Meeting. The total number of shares authorized for issuance under the Plan is 750,000. The following summary of the Plan is qualified in its entirety by reference to the Plan, a copy of which is attached as APPENDIX A.

PLAN PROVISIONS

         The Plan authorizes grants of incentive stock options ("ISOs") and non-qualified stock options ("NQSOs") to employees of the Company. All of the Company's employees, except Jerry C. Moyes, are eligible to participate in the Plan.

         The Board of Directors believes that use of stock options authorized under the Plan is beneficial to the Company as a means of promoting the success and enhancing the value of the Company by linking the personal interests of its employees and others to those of its stockholders and by providing employees and others with an incentive for outstanding performance. These incentives also provide the Company flexibility in its ability to attract and retain the services of employees and others upon whose judgment, interest and special effort the successful conduct of the Company's operation is largely dependent.

         The Plan is administered by the Board of Directors or a committee appointed by the Board consisting of at least two (2) non-employee directors

(the "Committee"). The Board of Directors or Committee have the exclusive authority to administer the Plan, including the power to determine eligibility, the types and sizes of options and the timing of options.

         Generally, options issued under the Plan will be subject to vesting over a nine-year period, with 20% of the options becoming exercisable by the holder thereof on the fifth anniversary of the date of grant and 20% becoming exercisable on each successive anniversary date of the grant. The exercise price of options granted under the Plan is expected to be equal to 85% of the fair market value of the Common Stock on the date of the grant. On March 16, 1999, the last reported sale price of the Common Stock on the Nasdaq National Market was $19.42 per share.

         INCENTIVE STOCK OPTIONS. An ISO is a stock option that satisfies the requirements specified in Section 422 of the Internal Revenue Code (the "Code"). Under the Code, ISOs may only be granted to employees. In order for an option to qualify as an ISO, the price payable to exercise the option must equal or exceed the fair market value of the stock at the date of the grant, the option must lapse no later than 10 years from the date of the grant, and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met. The Committee determines the consideration to be paid to the Company upon exercise of any options. The form of payment may include cash, Common Stock, or other property.

         An optionee is not treated as receiving taxable income upon either the grant of an ISO or upon the exercise of an ISO. However, the difference between the exercise price and the fair market value on the date of exercise is an item of tax preference at the time of exercise in determining liability for the alternative minimum tax, assuming that the Common Stock is either transferable or is not subject to a substantial risk of forfeiture under Section 83 of the Code. If at the time of exercise, the Common Stock is both nontransferable and is subject to a substantial risk of forfeiture, the difference between the exercise price and the fair market value of the Common Stock (determined at the time the Common Stock becomes either transferable or not subject to a substantial risk of forfeiture) will be a tax preference item in the year in which the Common Stock becomes either transferable or not subject to a substantial risk of forfeiture.

         If Common Stock acquired by the exercise of an ISO is not sold or otherwise disposed of within two years from the date of its grant and is held for at least one year after the date such Common Stock is transferred to the optionee upon exercise, any gain or loss resulting from its disposition is treated as long-term capital gain or loss. If such Common Stock is disposed of before the expiration of the above-mentioned holding periods, a "disqualifying disposition" occurs. If a disqualifying disposition occurs, the optionee realizes ordinary income in the year of the disposition in an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price, or the selling price of the Common Stock and the exercise price, whichever is less. The balance of the optionee's gain on a disqualifying disposition, if any, is taxed as capital gain.

         The Company is not entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the Common Stock received, except that in the event of a disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income realized by the optionee.

         NON-QUALIFIED STOCK OPTIONS. A NQSO is any stock option other than an ISO. Such options are referred to as "non-qualified" because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

         No taxable income is realized by an optionee upon the grant of a NQSO, nor is the Company entitled to a tax deduction by reason of such grant. Upon the exercise of a NQSO, the optionee realizes ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price and the Company is entitled to a corresponding tax deduction.

         Upon a subsequent sale or other disposition of Common Stock acquired through exercise of a NQSO, the optionee realizes a short-term or long-term capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the optionee has no tax consequence to the Company.

         The following table sets forth grants of options made under the current plan during 1998 to (i) each of the executive officers named on page four; (ii) all current executive officers, as a group; (iii) all current directors who are not executive officers, as a group; and (iv) all employees, including all current officers who are not executive officers, as a group. Grants under the current plan and the new Plan are made at the discretion of the Board of Directors or Committee. Accordingly, future grants under the new Plan are not yet determinable.

                                  PLAN BENEFITS
                                STOCK OPTION PLAN

                                       NUMBER OF SHARES        WEIGHTED AVERAGE
                                      SUBJECT TO OPTIONS        EXERCISE PRICE
NAME AND POSITION                         GRANTED (#)          PER SHARE ($/SH)
-----------------                     ------------------       ----------------
Jerry C. Moyes
Chairman of the Board
& President

William F. Riley III
Executive Vice President &
Chief Financial Officer

Rodney K. Sartor
Executive Vice President

Patrick J. Farley
Executive Vice President

Kevin H. Jensen
Executive Vice President                     75,000                 $10.02

Executive Officer Group                      75,000                 $10.02

Director Group                                4,500                 $12.61

Employee Group                              732,900                 $10.15
----------

REQUIRED VOTE

         Approval of the adoption of the Plan requires the affirmative vote of a majority of shares of Common Stock present at the Annual Meeting in person or by proxy. Abstentions are considered present for this proposal, so they will have the same effect as votes against the adoption. Broker non-votes are not considered present for this proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE ADOPTION OF THE SWIFT TRANSPORTATION CO., INC. 1999 STOCK OPTION PLAN.

                 APPROVAL OF THE SWIFT TRANSPORTATION CO., INC.
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN,
                                   AS AMENDED
                                (PROPOSAL NO. 3)

         The Swift Transportation Co., Inc. Non-Employee Directors Stock Option Plan (the "Director Plan") authorizes grants of Director Options to all non-employee directors of the Company. Currently, the Company's Board of Directors is composed of three (3) non-employee directors. The last reported sale price for the Common Stock on the Nasdaq National Market on March 16, 1999, was $19.42 per share.

         The Company's Board of Directors has approved and recommends that the stockholders approve amendments to the Director Plan (the "1999 Amendments"). These 1999 Amendments include permitting the Company's Board of Directors to grant options to the non-employee directors that are transferable by such directors.

         The Company's Board of Directors believes these changes will enchance the value of the Company by (i) strengthening the Company's ability to attract and retain the services of experienced and knowledgeable persons as directors of the Company, and (ii) more closely linking the personal interest of directors to those of the Company's stockholders. The following summary of the Director Plan and the 1999 Amendments is qualified in its entirety by reference to the Director Plan, as amended, a copy of which is attached to this proxy statement as APPENDIX B.

DESCRIPTION OF THE AVAILABLE AWARDS

         The amended Director Plan provides that on the last business day in May of each year on which the Company's Common Stock is traded, each person serving as a director of the Company on that date, who is not also an employee of the Company, will automatically be granted an option to purchase 1,000 shares of Company Common Stock.

DIRECTOR OPTIONS

         The option price for the Director Options is 85% of the fair market value of the Common Stock on the relevant grant date. The term of each Director Option is six (6) years from the date of grant and such options are immediately fully vested and exercisable.

         The following table shows the grants that will be made during fiscal year 1999 under the Director Plan assuming that the plan is approved by the Stockholders and that the current compensation of the Board does not change.

        NAME AND POSITION                  DOLLAR VALUES ($)     NUMBER OF UNITS
        -----------------                  -----------------     ---------------
Jerry C. Moyes                                      0                   0(1)
Chairman of the Board, President
and Chief Executive Officer

William F. Riley III                                0                   0(1)
Executive Vice President, Chief
Financial Officer and Secretary

Rodney K. Sartor                                    0                   0(1)
Executive Vice President

Patrick J. Farley                                   0                   0(1)
Executive Vice President

Kevin H. Jensen                                     0                   0(1)
Executive Vice President

Executive Group                                     0                   0(1)
(5 persons)

Non-Employee Director Group                   $58,260(2)            3,000(3)
(3 person)

Non-Executive Officer                               0                   0(1)
Employee Group
----------
(1) These individuals and groups would not be participants in the Director Plan, as amended, but are required by Securities and Exchange Commission rules to be listed in this table.

(2) Based on the last reported sale price of a share of the Company's Common Stock on the Nasdaq National Market on March 16, 1999 ($19.42), multiplied by 3,000, which is the aggregate number of Director Option shares to be granted to the Company's non-employee directors.

(3) Reflecting 1,000 shares of Director Options to be granted to each of the Company's non- employee directors on May 31, 1999.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE SWIFT TRANSPORTATION CO., INC. NON- EMPLOYEE DIRECTORS STOCK OPTION PLAN, AS AMENDED.

                     APPROVAL OF AMENDMENT OF THE COMPANY'S
                      ARTICLES OF INCORPORATION TO INCREASE
                      THE NUMBER OF SHARES OF COMMON STOCK
                             AUTHORIZED FOR ISSUANCE
                                (PROPOSAL NO. 4)

         The Company's Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 75,000,000 to 150,000,000 (the "Proposed Amendment"). If the Company's stockholders approve the Proposed Amendment, the Company will be authorized to issue a total of 151,000,000 shares of capital stock: 150,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock.

         If the Company's stockholders approve the Proposed Amendment, it will become effective upon filing of the Company's Amended Articles of Incorporation with the Secretary of State of the State of Nevada. A copy of the Company's Amended Articles of Incorporation reflecting the adoption of the Proposed Amendment is attached hereto as APPENDIX C.

PURPOSE AND EFFECTS OF THE PROPOSED AMENDMENT

         The objective of the increase in the authorized number of shares of Common Stock is to ensure that the Company has sufficient shares available for business needs and activities as they arise. Such future activities may include, without limitation, effecting stock splits or dividends, effecting additional financings, providing equity incentives to employees, officers or directors or establishing strategic relationships with corporate partners. The additional shares also may be issued to acquire or invest in other businesses.

         On the Record Date, there were 42,511,914 shares of Common Stock issued and outstanding. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company's current stockholders and, depending on the price paid for such additional shares, could result in dilution to the Company's current stockholders. If issued, the additional shares of Common Stock would have rights identical to the currently outstanding shares of Common Stock. Adoption of the Proposed Amendment would not affect the rights of the Company's current stockholders, except for effects incidental to authorizing an increase in the number of authorized shares of Common Stock.

         If the Company's stockholders approve the Proposed Amendment, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the stockholders. Current holders of Common Stock do not have preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership level. Other than existing stock options and warrants, the Company currently has no commitments to issue additional shares of Common Stock, although it is continually exploring potential acquisitions and financing possibilities, which could lead to the issuance of additional shares at any time.

         There currently are no shares of Preferred Stock outstanding.

         The Proposed Amendment requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT.


                                RELATIONSHIP WITH
                             INDEPENDENT ACCOUNTANTS

         The principal independent public accounting firm utilized by the Company during the fiscal year ended December 31, 1998 was KPMG LLP, independent certified public accountants (the "Auditors"). It is presently contemplated that the Auditors will be retained as the principal accounting firm to be utilized by the Company during the current fiscal year. A representative of the Auditors will attend the Annual Meeting for the purpose of responding to appropriate questions and will be afforded an opportunity to make a statement if the Auditors so desire.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals for the 2000 Annual Meeting must be received at the principal executive offices of the Company by December 15, 1999 to be considered for inclusion in the Company's proxy materials relating to such meeting.


                                  OTHER MATTERS

         The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

                                        SWIFT TRANSPORTATION CO., INC.

                                        /s/ Jerry C. Moyes
                                        ----------------------------------------
                                        Jerry C. Moyes
                                        Chairman of the Board, President
                                        and Chief Executive Officer

April 7, 1999

                                   APPENDIX A

                         SWIFT TRANSPORTATION CO., INC.
                             1999 STOCK OPTION PLAN

                         SWIFT TRANSPORTATION CO., INC.
                             1999 STOCK OPTION PLAN

                                  May 20, 1999


         1. PURPOSE OF THE PLAN. The purposes of this Swift Transportation Co., Inc. 1999 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide successful management of the Company's business, to provide additional incentive to certain key employees of the Company, and to promote the success of the Company's business through the grant of options to purchase shares of the Company's Common Stock.

         Options granted hereunder may be either "Incentive Stock Options," as defined in Section 422 of the Code, or "Non-Statutory Stock Options," at the discretion of the Board and as reflected in the terms of the written option agreement.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

             (a) "BOARD" shall mean the Board of Directors of the Company or the Committee, if one has been appointed.

             (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

             (c) "COMMON STOCK" shall mean the common stock of the Company described in the Company's Certificate of Incorporation, as amended.

             (d) "COMPANY" shall mean Swift Transportation Co., Inc., a Nevada corporation, and shall include any parent or subsidiary corporation of the Company as defined in Section 424(e) and (f) of the Code.

             (e) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed.

             (f) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

             (g) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

             (h) "FAIR MARKET VALUE" shall mean, with respect to the date a given Option is granted or exercised, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes but, in the case of an Incentive Stock Option, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per Share shall mean, in the event the stock is listed or admitted to trading on the National Association of Securities Dealers Automated Quotation--National Market System, New York Stock Exchange or the American Stock Exchange, the closing price of the Common Stock on such exchange on the date of grant as reported in THE WALL STREET JOURNAL, or, if the Common Stock is not listed or admitted to trading on any such exchange, the last quoted price or, if not quoted, the average of the closing bid and asked prices as reported by National Association of Securities Dealers Automated Quotation (NASDAQ), or such other system then in use, or if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

             (i) "INCENTIVE STOCK OPTION" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

             (j) "NON-EMPLOYEE DIRECTOR" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

             (k) "OPTION" shall mean a stock option granted under the Plan.

             (l) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

             (m) "OPTIONEE" shall mean an Employee of the Company who has been granted one or more Options.

             (n) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

             (o) "PLAN" shall mean this Swift Transportation Co., Inc. 1999 Stock Option Plan.

             (p) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

             (q) "STOCK OPTION AGREEMENT" shall mean the written Agreement evidencing the grant of an Option, in substantially the form of EXHIBIT 1 or
EXHIBIT 2 hereto.

             (r) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

             (s) "TAX DATE" shall mean the date an Optionee is required in pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option.

         3. COMMON STOCK SUBJECT TO THE PLAN.

             (a) NUMBER OF SHARES. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 750,000 Shares of Common Stock. The Shares may be authorized, but unissued, or previously issued Shares acquired or to be acquired by the Company and held in treasury.

             (b) LAPSED OPTIONS. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall, unless the Plan shall have been terminated, be available for future grants of Options.

             (c) LIMITATION ON NUMBER OF SHARES SUBJECT TO OPTIONS. Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in Section 11, the maximum number of shares of Stock with respect to one or more Options that may be granted to any one individual during the Company's fiscal year is 100,000.

         4. ADMINISTRATION OF THE PLAN.

             (a) PROCEDURE.

                  (i) The Plan shall be administered by the Board in accordance with Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3"); provided, however, that the Board may appoint a Committee to administer the Plan at any time or from time to time. If the Board appoints a Committee, the Committee shall consist of at least two individuals, each of whom qualifies as (i) a Non-Employee Director, and (ii) an "outside director" under Code Section 162(m) and the regulations issued thereunder. Reference to the Committee shall refer to the Board if the Board does not appoint a Committee.

                  (ii) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

             (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code and to grant "Non-Statutory Stock Options;" (ii) to determine, upon review of relevant information and in accordance with Section 2 of the Plan, the Fair Market Value of the Common Stock; (iii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees to whom, and the time or times at which Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and procedures relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the Optionee thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; (x) to accept or reject the election made by an Optionee pursuant to Section 17 of the Plan; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

             (c) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         5. ELIGIBILITY.

             (a) GENERAL. Consistent with the Plan's purposes, Options may be granted only to key Employees of the Company as determined by the Board. An Employee who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. Incentive Stock Options may be granted only to those Employees who meet the requirements applicable under Section 422 of the Code. Notwithstanding anything contained herein to the contrary, Jerry Moyes shall not be eligible to participate in this Plan.

             (b) INCENTIVE STOCK OPTIONS. With respect to Incentive Stock Options granted under the Plan, the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year (under all plans of the Company and its Parent and Subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000). To the extent that Incentive Stock Options are first exercisable by an Employee in excess of such limitation, the excess shall be considered Non-Statutory Stock Options.

             (c) NO RIGHT TO CONTINUED EMPLOYMENT. The Plan shall not confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

         6. SHAREHOLDER APPROVAL AND EFFECTIVE DATES. The Plan shall take effect on May 20, 1999, the date on which the Board and all stockholders approve the Plan. No Option may be granted after May 20, 2009 (ten years from the effective date of the Plan); provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or until such Options are canceled.

         7. TERM OF OPTION. Unless otherwise provided in the Stock Option Agreement, the term of each Incentive Stock Option shall be five (5) years from the date of grant thereof. In no case shall the term of any Incentive Stock Option exceed ten (10) years from the date of grant. Unless otherwise provided in the Stock Option Agreement, the term of each Option which is not an Incentive Stock Option shall be ten years from the date of grant. Notwithstanding the above, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns ten percent (10%) or more of the Common Stock as such amount is calculated under Section 422(b)(6) of the Code ("Ten Percent Shareholder"), the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

         8. EXERCISE PRICE AND PAYMENT.

             (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Board, but in the case of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; provided, further, that in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Shareholder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. In no event may the exercise price in the case of a Non- Statutory Stock Option be less than eighty-five (85%) of the Fair Market Value per share on the date of grant.

             (b) PAYMENT. The price of an exercised Option and any taxes attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid:

                  (i) In United States dollars in cash or by check, bank draft or money order payable to the order of the Company; or

                  (ii) At the discretion of the Board, through the delivery of shares of Common Stock (either actual tender or attestation), with an aggregate Fair Market Value equal to the option price, provided that such shares of Common Stock have been held by the Employee at least six months prior to the date of delivery; or

                  (iii) By a combination of (i) and (ii) above.

         The Board shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate. With respect to Non-Statutory Stock Options, at the election of the Optionee pursuant to Section 17, the Company may satisfy its withholding obligations by retaining such number of Shares of Common Stock subject to the exercised Option which have an aggregate Fair Market Value on the exercise date equal to the Company's aggregate federal, state, local and foreign tax withholding and FICA and FUTA obligations with respect to income generated by the exercise of the Option by Optionee.

         9. EXERCISE OF OPTION.

             (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board at the time of grant, an Option may be exercised in whole or in part. An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option by the number of Shares as to which the Option is exercised.

         Notwithstanding anything contained in this Plan to the contrary, the Board may establish certain restrictions on the times at which an Option may be exercised after a number of elapsed years together with cumulative exercise rights and may retain certain rights with respect to a fixed repurchase price for the Option Stock if the Employee voluntarily terminates his employment with the Company within a certain period of time after exercising the Option or whose employment is involuntarily terminated for gross misconduct, fraud, embezzlement, theft, breach of any fiduciary duty owed to the Company or for nonperformance of duties.

             (b) TERMINATION OF STATUS AS AN EMPLOYEE. Unless otherwise provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, if an Employee's employment by the Company is terminated, except if such termination is voluntary or occurs due to retirement with the consent of the Board, death or disability, the Option, to the extent not exercised, shall cease on the date on which Employee's employment by the Company is terminated. If an Employee's termination is voluntary or occurs due to retirement with the consent of the Board, then the Employee may, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination, but not later than the expiration of the term of the Option. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

             (c) DISABILITY. Unless otherwise provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), he may, but only within three (3) months (or such other period of time not exceeding twelve (12) months as it is determined by the Board) from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination, but not later than the expiration of the term of the Option. To the extent that he was rot entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

             (d) DEATH OF OPTIONEE. Unless otherwise provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, if Optionee dies during the term of the Option and is at the time of his death an Employee of the Company who shall have been in continuous status as an Employee since the date of grant of the Option, the Option may be exercised at any time within one (1) year following the date of death (or such other period of time as is determined by the Board), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that Optionee was entitled to exercise the Option on the date of death and not later than the expiration of the term of the Option. To the extent that decedent was not entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         10. NON-TRANSFERABILITY OF OPTION. Except as otherwise provided by the Committee, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

         11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, consolidation, subdivision, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Option.

         In the event of a proposed dissolution or liquidation of the Company or the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, all outstanding Options, will become fully vested and exercisable except in the event that the surviving or resulting entity agrees to assume the Options on terms and conditions that substantially preserve the Optionee's rights and benefits of the Option then outstanding. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 5(b), the excess Options will be deemed to be non-qualified stock options. Upon, or in anticipation of, such an event, the Committee may cause every Option outstanding hereunder to terminate at a specific time in the future and will give each Optionee the right to exercise Options during a period of time as the Committee, in its sole and absolute discretion, will determine, except in the event that the surviving or resulting entity agrees to assume the Options on terms and conditions that substantially preserve the Optionee's rights and benefits of the Options then outstanding.

         12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

         13. AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board, or the Committee with the Board's approval, may amend or terminate the Plan from time to time in such respect as the Board may deem advisable; provided, however, that to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Optionee unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Share may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         In the case of an Incentive Stock Option, any Optionee who disposes of Shares of Common Stock acquired on the exercise of an Option by sale or exchange
(a) either within two (2) years after the date of the grant of the Option under which the Common Stock was acquired or (b) within one (1) year after the acquisition of such Shares of Common Stock shall notify the Company of such disposition and of the amount realized upon such disposition.

         15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         16. OPTION AGREEMENT. Options shall be evidenced by written Stock Option Agreement in such form as the Board shall approve.

         17. WITHHOLDING TAXES. Subject to Section 4(b)(x) of the Plan and prior to the Tax Date, the Optionee may make an irrevocable election to have the Company withhold from those Shares that would otherwise be received upon the exercise of any Non-Statutory Stock Option, a number of Shares having a Fair Market Value equal to the minimum amount necessary to satisfy the Company's federal, state, local and foreign tax withholding obligations and FICA and FUTA obligations with respect to the exercise of such Option by the Optionee.

         An Optionee who is also an officer of the Company must make the above-described election:

             (a) at least six months after the date of grant of the Option (except in the event of death or disability); and

             (b) either:

                  (i) six months prior to the Tax Date, or

                  (ii) prior to the Tax Date and during the period beginning on the third business day following the date the Company releases its quarterly or annual statement of sales and earnings and ending on the twelfth business day following such date.

         18. MISCELLANEOUS PROVISIONS

             (a) PLAN EXPENSES. Any expenses of administering this Plan shall be borne by the Company.

             (b) USE OF EXERCISE PROCEEDS. The payment received from Optionees from the exercise of Options shall be used for the general corporate purposes of the Company.

             (c) CONSTRUCTION OF PLAN. The place of administration of the Plan shall be in the State of Arizona, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Nevada and in accordance with the Code.

             (d) INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member shall, in writing give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on his own behalf.

             (e) GENDER. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

                                    EXHIBIT 1

                      NON-STATUTORY STOCK OPTION AGREEMENT


         BY THIS STOCK OPTION AGREEMENT ("Agreement") made and entered into this _____ day of __________, _____ ("Grant Date"), SWIFT TRANSPORTATION CO., INC., a Nevada corporation (the "Company"), and ___________________, a key employee of the Company (the "Optionee") hereby state, confirm, represent, warrant and agree as follows:

                                        I

                                    RECITALS

         1.1 The Company, through its Board of Directors (the "Board"), has determined that in order to attract and retain the best available personnel for positions of substantial responsibility to provide successful management of the Company's business, it must offer a compensation package that provides key employees of the Company a chance to participate financially in the success of the Company by developing an equity interest in it.

         1.2 As part of the compensation package, the Company has adopted the Swift Transportation Co., Inc. 1999 Stock Option Plan (the "Plan") effective as of May 20, 1999.

         1.3 Shareholders of the Company have adopted and approved the Plan on May 20, 1999.

         1.4 By this Agreement, the Company and the Optionee desire to establish the terms upon which the Company is willing to grant to the Optionee, and upon which the Optionee is willing to accept from the Company, an option to purchase shares of common stock of the Company ("Common Stock").

                                       II

                                   AGREEMENTS

         2.1 GRANT OF NON-STATUTORY STOCK OPTION. Subject to the terms and conditions hereinafter set forth and those provisions set forth and those contained in the Plan, the Company grants to the Optionee the right and option (the "Option") to purchase from the Company all or any part of an aggregate number of _____________ (_____) shares of Common Stock, authorized but unissued or, at the option of the Company, treasury stock if available (the "Optioned Shares").

         2.2 EXERCISE OF OPTION. Subject to the terms and conditions of this Agreement and those of the Plan, the Option may be exercised only by completing and signing a written notice in substantially the following form:

         I hereby exercise the Option granted to me by Swift Transportation Co., Inc. and elect to purchase __________ shares of $.001 par value Common Stock of Swift Transportation Co., Inc. for the purchase price to be determined under Paragraph 2.3 of this Stock Option Agreement.

         2.3 PURCHASE PRICE. The price to be paid for the Optioned Shares (the "Purchase Price") shall be $______________ per share.

         2.4 PAYMENT OF PURCHASE PRICE. Payment of the Purchase Price shall be made as follows:

             (a) In United States dollars in cash or by check, bank draft or money order payable to the Company, or

             (b) At the discretion of the Board, through the delivery of shares of Common Stock with an aggregate fair market value at the date of such delivery, equal to the Purchase Price, or

             (c) By a combination of both (a) and (b) above.

The Board shall determine acceptable methods for rendering Common Stock as payment upon exercise of an Option and may impose such limitations and conditions on the use of Common Stock to exercise an Option as it deems appropriate. At the election of the Optionee pursuant to Section 17 of the Plan, and subject to the acceptance of such election by the Board, to satisfy the Company's withholding obligations, it may retain such number of shares of Common Stock subject to the exercised Option which have an aggregate Fair Market Value (as defined in the Plan) on the date of exercise equal to the Company's aggregate federal, state, local and foreign tax withholding and FICA and FUTA obligations with respect to income generated by the exercise of the Option by Optionee.

         2.5 EXERCISABILITY OF OPTION. Subject to the provisions of Paragraph 2.6, and except as otherwise provided in Paragraphs 2.8 and 2.9, the Option may be exercised by the Optionee while in the employ of Company which shall include any parent ("Parent") or subsidiary ("Subsidiary") corporation of the Company as defined in Sections 425(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended ("Code"), in whole or in part from time to time, but only in accordance with the following schedule:

                                             CUMULATIVE PERCENTAGE OF
    ELAPSED NUMBER OF YEARS               SHARES SUBJECT TO OPTIONS AS TO
       AFTER GRANT DATE                    WHICH OPTION MAY BE EXERCISED
       ----------------                   -------------------------------
             0-4                                        None
             5                                           20%
             6                                           40%
             7                                           60%
             8                                           80%
             9                                          100%


For purposes of the foregoing schedule, a year is measured from the grant date to the anniversary of the grant date and between anniversary dates thereof.

         2.6 TERMINATION OF OPTION. Except as otherwise provided herein, the Option, to the extent not heretofore exercised, shall terminate upon the first to occur of the following dates:

               (a) The date on which the Optionee's employment by the Company is terminated except if such termination is voluntary, or occurs due to retirement with the consent of the Board, death or disability within the meaning of Section 22(e)(3) of the Code;

               (b) Thirty (30) days after voluntary termination or termination due to retirement with the consent of the Board;

               (c) Six (6) months afar termination due to disability within the meaning of Section 22(e)(3) of the Code;

               (d) One (1) year after the Optionee's death; or

               (e) __________________, (being the expiration of a term equal to or less than ten (10) years from the Grant Date).

         2.7 ADJUSTMENTS. In the event of any stock split, reverse stock split, stock divided, combination or reclassification of shares of Common Stock or any other increase or decrease in the number of issued shares of Common Stock, me number and kind of Optioned Shares (including any Option outstanding after termination of employment or deal) and the Purchase Price per share shall be proportionately and appropriately adjusted without any change in the aggregate Purchase Price to be paid therefor upon exercise of the Option. The determination by the Board as to the terms of any of the foregoing adjustments shall be conclusive and binding.

         2.8 LIQUIDATION, SALE OF ASSETS OR MERGER. In the event of a proposed dissolution or liquidation of me Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the option shall be assumed or an equivalent option shall be substituted by such successor corporation, unless the Board determines that the Optionee shall have the right to exercise the Option as to all of the Common Stock subject to the Option. If the Board makes an Option fully exercisable, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice (but not later than the expiration of the Option term under Paragraph 2.6), and the Option will terminate upon the expiration of such period. In the event the thirtieth (30th) day referred to in this Paragraph shall fall on a day that is not a business day, then the thirtieth (30th) day shall be the next following business day.

         2.9 ACQUISITION. If any person, corporation or other entity or group thereof (the "Acquiror"), acquires (an "Acquisition"), other than by merger or consolidation or purchase from the Company, the beneficial ownership (as that term is used in Section 13(d)(1) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) or shares of the Company's common stock which, when added to any other shares the beneficial ownership of which is held by the Acquiror, shall have more than 50% of the votes that are entitled to be cast at meetings of shareholders, any portion of the Option that was not currently exercisable pursuant to Section 2.5 prior to the date of the Acquisition shall become immediately exercisable and the Optionee may elect, during the period commencing on the date of the Acquisition and ending at me close of business on the thirtieth (30th) day following the date of the Acquisition (but not later than the expiration of the Option term under Paragraph 2.6), to exercise the Option in whole or in part. In the event the thirtieth (30th) day referred to in this Section shall fall on a day that is not a business day, then the thirtieth (30th) day shall be deemed to be the next following business day.

         2.10 NOTICES. Any notice to be given under the terms of the Agreement ("Notice") shall be addressed to the Company in care of its secretary at 2200 South 75th Avenue, Phoenix, Arizona 85043, or at its then current corporate headquarters. Notice to be given to the Optionee shall be addressed to him or her at his or her then current residential address as appearing on the payroll records.

         Notice shall be deemed duly given when enclosed in a properly sealed envelope and deposited by certified mail, return receipt requested, in a post office or branch post office regularly maintained by the United States Government.

         2.11 TRANSFERABILITY OF OPTION. The Option shall not be transferable by the Optionee otherwise than by the will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee.

         2.12 OPTIONEE NOT A SHAREHOLDER. The Optionee shall not be deemed for any purposes to be a shareholder of the Company with respect to any of the Optioned Shares except to the extent that the Option herein granted shall have been exercised with respect thereto and a stock certificate issued therefor.

         2.13 DISPUTES OR DISAGREEMENTS. As a condition of the granting of the Option herein granted, the Optionee agrees, for himself and his personal representatives, that any disputes or disagreement which may arise under or as a result of or pursuant to this Agreement shall be determined by the Board in its sole discretion, and that any interpretation by the Board of the terms of this Agreement shall be final, binding and conclusive.

         2.14 RIGHT TO REPURCHASE. In the event that:

                  (a) Optionee voluntarily terminates employment with the Company or if Optionee's employment is involuntarily terminated for nonperformance of duties and if Optionee subsequently becomes a sole proprietor, partner, stockholder, officer, director, employee, independent contractor or consultant of or to any business which is engaged in the contract of common carriage of goods; or

                  (b) if Optionee's employment is involuntarily terminated for gross misconduct, fraud, embezzlement, theft or breach of any fiduciary duty owed to the Company

(the "Triggering Event"), then the Board, at its discretion may elect to repurchase from Optionee Optioned Shares for which an Option was granted to and exercised by Optionee, for the Purchase Price paid by Optionee under Paragraph 2.3, if such Triggering Event occurs any time within five years after the Option for such Optioned Shares has been exercised by Optionee. The Company shall exercise its rights hereunder by written notification to the Optionee to be given within 180 days after the Board becomes aware of the Triggering Event.

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer, and the Optionee has hereunto affixed his or her signature.

                                               SWIFT TRANSPORTATION CO., INC., a
                                               Nevada corporation


                                               By
                                                  ------------------------------
                                                  Its President


                                               ---------------------------------
                                                                      "OPTIONEE"

                                    EXHIBIT 2

                        INCENTIVE STOCK OPTION AGREEMENT


         BY THIS INCENTIVE STOCK OPTION AGREEMENT ("Agreement") made and entered into this _____ day of __________, _____ ("Grant Date"), SWIFT TRANSPORTATION CO., INC., a Nevada corporation (the "Company"), and _______________, a key employee of the Company (the "Optionee") hereby state, confirm, represent, warrant and agree as follows:

                                        I

                                    RECITALS

         1.1 The Company, through its Board of Directors (the "Board"), has determined that in order to attract and retain the best available personnel for positions of substantial responsibility to provide successful management of the Company's business, it must offer a compensation package that provides key employees of the Company a chance to participate financially in the success of the Company by developing an equity interest in it.

         1.2 As part of the compensation package, the Company had adopted the Swift Transportation Co., Inc. 1999 Stock Option Plan (the "Plan") effective as of May 20, 1999.

         1.3 Shareholders of the Company have adopted and approved the Plan on May 20, 1999.

         1.4 By this Agreement, the Company and the Optionee desire to establish the terms upon which the Company is willing to grant to the Optionee, and upon which the Optionee is willing to accept from the Company, an option to purchase shares of common stock of the Company ("Common Stock").

                                       II

                                   AGREEMENTS

         2.1 GRANT OF INCENTIVE STOCK OPTION. Subject to the terms and conditions hereinafter set forth and those provisions set forth and those contained in the Plan, the Company grants to the Optionee the right and option (the "Option") to purchase from the Company all or any part of an aggregate number of _____________ (_____) shares of Common Stock, authorized but unissued or, at the option of the Company, treasury stock if available (the "Optioned Shares").

         2.2 EXERCISE OF OPTION. Subject to the terms and conditions of this Agreement and those of the Plan, the Option may be exercised only by completing and signing a written notice in substantially the following form:

         I hereby exercise the Option granted to me by Swift Transportation Co., Inc. and elect to purchase __________ shares of $.001 par value Common Stock of Swift Transportation Co., Inc. for the purchase price to be determined under Paragraph 2.3 of this Stock Option Agreement.

         2.3 PURCHASE PRICE. The price to be paid for the Optioned Shares (the "Purchase Price") shall be $______________ per share, which was not less than the fair market value of the Optioned Shares as determined by the Board on the Grant Date, or, in the case of an Option granted to an employee who, on the Grant Date owns ten percent (10%) or more of the Common Stock, as such amount is calculated under Section 422(b)(6) of the Internal Revenue Code of 1986, as amended (the "Code") not less than one hundred and ten percent (110%) of the fair market value of the Optioned Stock.

         2.4 PAYMENT OF PURCHASE PRICE. Payment of the Purchase Price shall be made as follows:

               (a) In United States dollars in cash or by check, bank draft or money order payable to the Company, or

               (b) At the discretion of the Board, through the delivery of shares of Common Stock with an aggregate fair market value at the date of such delivery, equal to the Purchase Price, or

               (c) By a combination of both (a) and (b) above.

The Board shall determine acceptable methods for rendering Common Stock as payment upon exercise of an Option and may impose such limitations and conditions on the use of Common Stock to exercise an Option as it deems appropriate. At the election of the Optionee pursuant to Section 17 of the Plan, and subject to the acceptance of such election by the Board, to satisfy the Company's withholding obligations, it may retain such number of shares of Common Stock subject to the exercised Option which have an aggregate Fair Market Value (as defined in the Plan) on the date of exercise equal to the Company's aggregate federal, state, local and foreign tax withholding and FICA and FUTA obligations with respect to income generated by the exercise of the Option by Optionee.

         2.5 EXERCISABILITY OF OPTION. Subject to the provisions of Paragraph 2.6, and except as otherwise provided in Paragraphs 2.8 and 2.9, the Option may be exercised by the Optionee while in the employ of Company which shall include any parent ("Parent") or subsidiary ("Subsidiary") corporation of the Company as defined in Sections 425(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended ("Code"), in whole or in part from time to time, but only in accordance with the following schedule:

                                              CUMULATIVE PERCENTAGE OF
     ELAPSED NUMBER OF YEARS               SHARES SUBJECT TO OPTIONS AS TO
        AFTER GRANT DATE                    WHICH OPTION MAY BE EXERCISED
     -----------------------               -------------------------------
             0-4                                        None
             5                                           20%
             6                                           40%
             7                                           60%
             8                                           80%
             9                                          100%

For purposes of the foregoing schedule, a year is measured from the grant date to the anniversary of the grant date and between anniversary dates thereof.

         2.6 TERMINATION OF OPTION. Except as otherwise provided herein, the Option, to the extent not heretofore exercised, shall terminate upon the first to occur of the following dates:

               (a) The date on which the Optionee's employment by the Company is terminated except if such termination is voluntary, or occurs due to retirement with the consent of the Board, death or disability within the meaning of Section 22(e)(3) of the Code;

               (b) Thirty (30) days after voluntary termination or termination due to retirement with the consent of the Board;

               (c) Six (6) months afar termination due to disability within the meaning of Section 22(e)(3) of the Code;

               (d) One (1) year after the Optionee's death; or

               (e) __________________, (being the expiration of a term equal to or less than ten (10) years from the Grant Date).

         2.7 ADJUSTMENTS. In the event of any stock split, reverse stock split, stock divided, combination or reclassification of shares of Common Stock or any other increase or decrease in the number of issued shares of Common Stock, the number and kind of Optioned Shares (including any Option outstanding after termination of employment or deal) and the Purchase Price per share shall be proportionately and appropriately adjusted without any change in the aggregate Purchase Price to be paid therefor upon exercise of the Option. The determination by the Board as to the terms of any of the foregoing adjustments shall be conclusive and binding.

         2.8 LIQUIDATION, SALE OF ASSETS OR MERGER. In the event of a proposed dissolution or liquidation of the Company or the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option will become fully vested and exercisable except in the event that the surviving or resulting entity agrees to assume the Option. Upon or in anticipation of such event, the Committee may cause the Option to terminate, but will provide the Optionee with a period of time to exercise the Option prior to the termination.

         2.9 ACQUISITION. If any person, corporation or other entity or group thereof (the "Acquiror"), acquires (an "Acquisition"), other than by merger or consolidation or purchase from the Company, the beneficial ownership (as that term is used in Section 13(d)(1) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) or shares of the Company's common stock which, when added to any other shares the beneficial ownership of which is held by the Acquiror, shall have more than 50% of the votes that are entitled to be cast at meetings of shareholders, any portion of the Option that was not currently exercisable pursuant to Section 2.5 prior to the date of the Acquisition shall become immediately exercisable and the Optionee may elect, during the period commencing on the date of the Acquisition and ending at me close of business on the thirtieth (30th) day following the date of the Acquisition (but not later than the expiration of the Option term under Paragraph 2.6), to exercise the Option in whole or in part. In the event the thirtieth (30th) day referred to in this Section shall fall on a day that is not a business day, then the thirtieth (30th) day shall be deemed to be the next following business day.

         2.10 NOTICES. Any notice to be given under the terms of the Agreement ("Notice") shall be addressed to the Company in care of its secretary at 2200 South 75th Avenue, Phoenix, Arizona 85043, or at its then current corporate headquarters. Notice to be given to me Optionee shall be addressed to him or her at his or her then current residential address as appearing on the payroll records.

         Notice shall be deemed duly given when enclosed in a properly sealed envelope and deposited by certified mail, return receipt requested, in a post office or branch post office regularly maintained by the United States Government.

         2.11 NOTIFICATION OF DISPOSITION OF SHARES. The Optionee hereby acknowledges that a disposition of shares of Common Stock acquired upon the exercise of the Option within two (2) years from the Grant Date or within one
(1) year after the transfer of such shares of Common Stock to him or her would result in detrimental income tax consequences to the Optionee.

         The Optionee hereby agrees to promptly notify the Company of any disposition of shares of Common Stock within either of the above time limitations.

         2.12 MODIFICATION OF AGREEMENT. With the consent of Optionee, the Board may at any time and from time to time direct that the Agreement be modified in such respects deemed advisable in order that the Option shall constitute an incentive stock option pursuant to Section 422 of the Code.

         2.13 TRANSFERABILITY OF OPTION. The Option shall not be transferable by the Optionee otherwise than by the will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee.

         2.14 OPTIONEE NOT A SHAREHOLDER. The Optionee shall not be deemed for any purposes to be a shareholder of the Company with respect to any of the Optioned Shares except to the extent that the Option herein granted shall have been exercised with respect thereto and a stock certificate issued therefor.

         2.15 DISPUTES OR DISAGREEMENTS. As a condition of the granting of the Option herein granted, the Optionee agrees, for himself and his personal representatives, that any disputes or disagreement which may arise under or as a result of or pursuant to this Agreement shall be determined by the Board in its sole discretion, and that any interpretation by the Board of the terms of this Agreement shall be final, binding and conclusive.

         2.16 RIGHT TO REPURCHASE. In the event that:

               (a) Optionee voluntarily terminates employment with the Company or if Optionee's employment is involuntarily terminated for nonperformance of duties and if Optionee subsequently becomes a sole proprietor, partner, stockholder, officer, director, employee, independent contractor or consultant of or to any business which is engaged in the contract of common carriage of goods; or

               (b) if Optionee's  employment  is  involuntarily  terminated  for
          gross  misconduct,  fraud,  embezzlement,   theft  or  breach  of  any
          fiduciary duty owed to the Company

(the "Triggering Event"), then the Board, at its discretion may elect to repurchase from Optionee Optioned Shares for which an Option was granted to and exercised by Optionee, for the Purchase Price paid by Optionee under Paragraph 2.3, if such Triggering Event occurs any time within five years after the Option for such Optioned Shares has been exercised by Optionee. The Company shall exercise its rights hereunder by written notification to the Optionee to be given within 180 days after the Board becomes aware of the Triggering Event.

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer, and the Optionee has hereunto affixed his or her signature.

                                               SWIFT TRANSPORTATION CO., INC., a
                                               Nevada corporation


                                               By
                                                  ------------------------------
                                                  Its President


                                               ---------------------------------
                                                                      "OPTIONEE"

                                   APPENDIX B

                         SWIFT TRANSPORTATION CO., INC.
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                            (AS AMENDED AND RESTATED)

                         SWIFT TRANSPORTATION CO., INC.

                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                    (AMENDED AND RESTATED AS OF MAY 20, 1999)

         1. PURPOSES OF THE PLAN. The purposes of this Swift Transportation Co., Inc. Non- Employee Directors Stock Option Plan are to attract and retain the best available individuals to serve as non-employee members of the Board of Directors of the Company, to reward such directors for their contributions to the profitable growth of the Company, and to maximize the identity of interest between such directors and stockholders generally.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

               (a) "BOARD" shall mean the Board of Directors of the Company.

               (b) "COMPANY" shall mean Swift Transportation Co., Inc., a Nevada corporation.

               (c) "FAIR MARKET VALUE" shall mean, with respect to the initial grants of Options referenced in Section 4(a), the initial public offering price of a Share, and with respect to any subsequent grants, the Fair Market Value shall mean, in the event the stock is listed or admitted to trading on the NASDAQ/National Market System, New York Stock Exchange or the American Stock Exchange, the closing price of the Stock on such exchange on the relevant date as reported in THE WALL STREET JOURNAL, or, if the Shares are not listed or admitted to trading on any such exchange, the last quoted price or, if not quoted, the average of the closing bid and asked prices as reported by NASDAQ, or such other system then in use, or if the Shares are not quoted by any such organization, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose, or, in all other events, the value determined by the Board in good faith in such manner as it may deem equitable for plan purposes.

               (d) "OPTION" shall mean a right to purchase Stock, granted pursuant to the Plan.

               (e) "OPTIONEE" shall mean a non-employee director of the Company who has been granted an Option.

               (f) "PLAN" shall mean this Swift Transportation Co., Inc. Non-Employee Directors Stock Option Plan.

               (g) "SHARE" shall mean a share of the Stock.

               (h) "STOCK" shall mean the common stock of the Company described in the Articles of Incorporation of the Company, as amended.

               (i) "STOCK OPTION AGREEMENT" shall mean the written agreement evidencing the grant of an Option, in substantially the form of
          EXHIBIT 1 hereto.

         3. COMMON STOCK SUBJECT TO THE PLAN. Subject to increases and adjustments pursuant to Section 9 of the Plan, the number of Shares reserved and available for distribution under the Plan shall be 90,000. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unexercised Shares covered by the Option shall, unless the Plan shall have terminated, be available for future grants of Options.

         4. OPTION GRANTS.

               (a) On the last business day each May on which the Stock is traded on the NASDAQ/National Market System or such other exchange, an Option to purchase One Thousand (1,000) Shares shall be granted to each non-employee director serving on the Board as of such date.

               (b) The purchase price of Shares subject to an Option shall be 85% of the Fair Market Value on the date of grant.

         5. EFFECTIVE DATE. This Restatement is effective as of May 20, 1999. No Option may be granted after the expiration of 10 years from the original effective date of the Plan; PROVIDED, HOWEVER, that the Plan and all outstanding Options shall remain in effect until such Options shall have been exercised, shall have expired or shall otherwise be terminated.

         6. TERM; EXERCISE; RIGHTS AS A STOCKHOLDER.

               (a) The term of each Option shall be six (6) years from the date of grant thereof. All of the Shares subject to the Option will be vested in full and immediately exercisable upon grant of the Option. The Option may be exercised in whole or in part at any time during the term of the Option. No fractional Shares will be issued upon exercise of the Option and, if the exercise results in a fractional interest, an amount will be paid in cash equal to the value of such fractional interest based on the Fair Market Value of the Shares on the date of exercise.

               (b) An Option shall be deemed to be exercised upon receipt by the Company from the Optionee of written notice of such exercise. Such notice shall be accompanied by full payment for the Shares subject to such exercise.

               (c) Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the OPTION, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of the stock certificate issued except as provided in Section 9 of the Plan.

         7. PAYMENT. The exercise price shall be paid:

               (a) In United States dollars in cash or by check, bank draft, or money order payable to the order of the Company; or

               (b) Subject to the approval of the Board, by delivery of Shares with an aggregate Fair Market Value equal to the exercise price provided that such Shares have been held by the Optionee for at least six months prior to the date of delivery; or

               (c) By any combination of (a) and (b) above.

         The Board shall determine acceptable methods for tendering Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Stock to exercise an Option as it deems appropriate.

         8. TRANSFERABILITY OF OPTIONS. Except as otherwise provided by the Committee, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution. Except as permitted herein, an Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

         In the event of the Optionee's death, his Option shall be exercisable, prior to the expiration of the Option, by the person or persons to whom his accrued and vested rights pass by will or by the laws of descent and distribution.

         9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, consolidation, subdivision, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made, with respect to the number or price of Shares subject to an Option.

         In the event of the proposed dissolution or liquidation of the Company, all Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each holder the right to exercise the Option as to all or any part thereof. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the holder shall have the right to exercise the Option as to all of the Shares. If the Board makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the holder that the Option shall be fully exercisable for a period of 30 days from the date of such notice (but not later than the expiration of the term of the Option), and the Option will terminate upon the expiration of such period.

         10. AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend the Plan from time to time in such respects as the Board may deem advisable or terminate the Plan; PROVIDED, HOWEVER, that amendments to the Plan relating to the amount, price or timing of Option grants shall not be made more than once in any six month period, other than amendments necessary to comply with changes in the Internal Revenue Code, or the rules and regulations thereunder. Any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         Notwithstanding the foregoing, revisions or amendments that accomplish any of the following shall require approval of the stockholders of the Company, to the extent required by law, rule or regulation:

               (a) Materially increase the benefits accruing to participants under the Plan;

               (b) Materially increase the number of Shares which may be issued under the Plan;

               (c)   Materially   modify   the  Plan  as  to   eligibility   for
          participation in the Plan; or

               (d) Otherwise cause the Plan to lose its exemption under Section 16(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         11. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or market system upon which the Shares may be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required or advisable.

         Inability of the Company to obtain authority from a regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary or advisable to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         12. TERMINATION OF OPTION.

               (a) TERMINATION AS A DIRECTOR. If an Optionee ceases to be a director, unless such cessation occurs due to death or disability, then the Option shall terminate on the date thirty days after the date the Optionee ceases to be a director (but not later than the expiration of the term of the Option).

               (b) DISABILITY. Unless otherwise provided in the Stock Option Agreement, in the event an Optionee is unable to continue to be a member of the Board as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), he may exercise the Option at any time within twelve (12) months following the date he ceased to be a director, but only to the extent he was entitled to exercise it on the date he ceased to be a director and not later than the expiration of the term of the Option. To the extent that he was not entitled to exercise the Option on the date he ceased to be a director, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

               (c) DEATH. Unless otherwise provided in the Stock Option Agreement, if an Optionee dies during the term of the Option, the Option may be exercised at any time within twelve (12) months following the date of death, but only to the extent that an Optionee was entitled to exercise the Option on the date of death and not later than the expiration of the term of the Option. To the extent that decedent was not entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         13. OPTION AGREEMENT. Options shall be evidenced by Stock Option Agreements in such form as the Board shall approve.

         14. MISCELLANEOUS PROVISIONS.

               (a) PLAN EXPENSE. Any expenses of administering this Plan shall be borne by the Company.

               (b) CONSTRUCTION OF PLAN. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined by the Board in accordance with the laws of the State of Nevada.

               (c) TAXES. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Common Shares under the Plan after giving the person entitled to receive such Shares notice as far in advance as practical, and the Company may defer making delivery of such Shares if any such tax may be pending unless and until indemnified to its satisfaction.

               (d) GENDER. For purposes of this Plan, words used in the masculine gender shall include the female and neuter, and the singular shall include the plural and vice versa, as appropriate.

                                    EXHIBIT 1

                         SWIFT TRANSPORTATION CO., INC.

                  NON-EMPLOYEE DIRECTORS STOCK OPTION AGREEMENT

         BY THIS DIRECTORS STOCK OPTION AGREEMENT (the "Agreement"), SWIFT TRANSPORTATION CO., INC., a Nevada corporation (the "Company"), and the undersigned, a non-employee director of the Company (the "Optionee"), desire to establish the terms and conditions upon which the Company is willing to grant the Optionee, and upon which the Optionee is willing to accept from the Company, an Option to purchase shares of Common Stock from the Company, pursuant to the terms and conditions of the Company's Non-Employee Directors Stock Option Plan (the "Plan"). The Company and the Optionee hereby agree as follows:

         1. THE PLAN. All the terms, conditions and definitions of the Plan are hereby incorporated by reference into this Agreement, as if fully set forth herein.

         2. TERMS OF GRANT.

               (a) Exercise Price: $

               (b) Number of Shares Subject to Option: 1,000 Shares of Common Stock

               (c) Grant Date: May___, _______

         DATED: _______________________, _____.

                                               SWIFT TRANSPORTATION CO., INC., a
                                               Nevada corporation


                                               By
                                                  ------------------------------
                                                  Its
                                                     ---------------------------

                                               OPTIONEE

                                               ---------------------------------
                                               (Signature)


                                               ---------------------------------
                                               (Print Name)

                                   APPENDIX C

                          ARTICLES OF INCORPORATION OF
                         SWIFT TRANSPORTATION CO., INC.
                            (AS AMENDED AND RESTATED)

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

                                       OF

                         SWIFT TRANSPORTATION CO., INC.



KNOW ALL MEN BY THESE PRESENTS:

         That we, the undersigned, hereby associate ourselves together for the purpose of forming a corporation under the laws of the State of Nevada, and for such purpose hereby adopt Articles of Incorporation as follows:

                                    ARTICLE I

                                NAME AND DURATION

         The name of this corporation shall be SWIFT TRANSPORTATION CO., INC. The duration of this corporation shall be perpetual.

                                   ARTICLE II

                                     PURPOSE

         The purpose for which this corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the laws of the State of Nevada as they may be amended from time to time.

                                   ARTICLE III

                               AUTHORIZED CAPITAL

         The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is One-Hundred-Fifty-One Million (151,000,000) shares consisting of:

               (i) One-Hundred-Fifty million (150,000,000) shares of Common Stock, par value $0.001 per share (hereinafter referred to as "Common Stock"); and

               (ii) One million (1,000,000) shares of Preferred Stock, par value $.001 per share (hereinafter referred to as "Preferred Stock").

         The Preferred Stock may be issued from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors. As so provided in such resolution or resolutions and as and to the extent permitted by law, the shares of any series of the Preferred Stock may be made subject to redemption, or convertible into or exchangeable for shares of any other class or series, by the corporation at its option or at the option of the holders or upon the happening of a specified event.

         Shares of any series of Preferred Stock which shall be issued and thereafter acquired by the corporation through purchase, redemption, conversion, exchange or otherwise, shall return to the status of authorized but unissued Preferred Stock of the same series unless otherwise provided in the resolution or resolutions of the Board of Directors. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, the number of authorized shares of stock of any such series may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the Board of Directors. In case the number of outstanding shares of any such series of Preferred Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued Preferred Stock, undesignated as to series.

         No holder of Common Stock or any series of Preferred Stock shall have the right to cumulate votes in the election of directors of the corporation or for any other purpose.

                                   ARTICLE IV

                                PREEMPTIVE RIGHTS

         No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or other securities of the corporation shall have any preemptive right to purchase or subscribe for any unissued stock or security of any class or series or any additional shares of any class or series to be issued by reason of increase in the authorized capital stock of the corporation of any class or series, bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the corporation of any class or series. Any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

                                    ARTICLE V

                                REGISTERED AGENT

         The name and address of the initial registered agent of the corporation is The Corporation Trust Company of Nevada, One East First Street, Reno, Nevada 89501.

                                   ARTICLE VI

                               BOARD OF DIRECTORS

         1. NUMBER AND CLASS OF DIRECTORS.

         The Board of Directors shall have sole authority to determine the number of Directors, within the limits set forth herein, and may increase or decrease the exact number of Directors from time to time by resolution duly adopted by such Board. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. The exact number of Directors shall be seven (7) until so increased or decreased.

         The number of Directors shall be divided into three (3) classes, as nearly equal in number as may be, to serve in the first instance until the first, second and third annual meetings of the Stockholders to be held, respectively, and until their successors shall be elected and shall qualify. In the case of any increase in the number of Directors of the Corporation, the additional Directors shall be so classified that all classes of Directors shall be increased equally as nearly as may be, and the additional Directors shall be elected as provided herein by the Directors or by the Stockholders at an annual meeting. In case of any decrease in the number of Directors of the Corporation, all classes of Directors shall be decreased equally, as nearly as may be. Election of Directors shall be conducted as provided in these Articles, by law or in the Bylaw.

         The name and mailing address of each person who is to serve as a director until the first, second and third annual meetings of the Stockholders and until their successors are elected and qualified, and the class designation and term of office of each director is:

    NAME AND MAILING ADDRESS             CLASS             TERM OF OFFICE
    ------------------------             -----             --------------
    Rodney K. Sartor                     Class I           Term Ending 1994
    1705 Marietta Way, Suite A
    Sparks, Nevada 89431

    Earl H. Scudder, Jr.                 Class I           Term Ending 1994
    1705 Marietta Way, Suite A
    Sparks, Nevada 89431

    Robert W. Cunningham                 Class II          Term Ending 1995
    1705 Marietta Way, Suite A
    Sparks, Nevada  89431

    Alphonse E. Frei                     Class II          Term Ending 1995
    1705 Marietta Way, Suite A
    Sparks, Nevada  89431

    Jerry C. Moyes                       Class III         Term Ending 1996
    1705 Marietta Way, Suite A
    Sparks, Nevada 89431

    William F. Riley III                 Class III         Term Ending 1996
    1705 Marietta Way, Suite A
    Sparks, Nevada 89431

    Lou A. Edwards                       Class III         Term Ending 1996
    1705 Marietta Way, Suite A
    Sparks, Nevada  89431

         2. VACANCIES.

         Vacancies on the Board of Directors, whether created by increase in the number of Directors, or by death, disability, resignation or removal, shall be filled by a vote of a majority of the Directors then remaining in office at a regular meeting, or a special meeting called for the purpose. Each Director so chosen shall hold office until the next annual meeting of stockholders and until his successor shall be elected and qualified, or until his earlier death, resignation or removal.

         3. REMOVAL OF DIRECTORS.

         A Director may be removed with or without cause by the Stockholders at a special meeting of the Stockholders, called for the purpose in conformity with the Bylaws. The affirmative vote of the holders of two-thirds (2/3) of the voting power of all the shares entitled to vote at such meeting shall be required to remove a Director.

                                   ARTICLE VII

                                  INCORPORATORS

         The name and address of each incorporator of the corporation is:

         NAME                               ADDRESS
         ----                               -------
         A. EGELHOFF                        3225 N. CENTRAL AVE.
                                            PHOENIX, AZ  85012

         R. WALTERS                         3225 N. CENTRAL AVE.
                                            PHOENIX, AZ 85012

         J. HURLEY                          3225 N. CENTRAL AVE.
                                            PHOENIX, AZ  85012

         All powers, duties and responsibilities of the incorporators shall cease at the time of delivery of those Articles of Incorporation to the Secretary of the State of Nevada for filing.

                                  ARTICLE VIII

                          INDEMNIFICATION OF OFFICERS,
                         DIRECTORS, EMPLOYEES AND AGENTS

         The corporation shall indemnify, defend and hold harmless any person who incurs expenses, claims, damages, or liability by reason of the fact that he or she is, or was an officer, director, employee or agent of the corporation, to the fullest extent allowed pursuant to Nevada law.

                                   ARTICLE IX

                               REPURCHASE OF STOCK

         The Board of Directors of the corporation may, from time to time, cause the corporation to purchase its own stock to the extent permitted by the laws of the State of Nevada.

                                    ARTICLE X

                                   FISCAL YEAR

         The fiscal year of the corporation shall be determined by the Board of Directors at the organizational meeting and may thereafter be changed from time to time by action of the Board of Directors.

                                   ARTICLE XI

                             LIMITATION OF LIABILITY

         To the fullest extent permitted by the laws of the State of Nevada, as the same exist or may hereafter be amended, any director or officer of the corporation shall not be liable to the corporation or its stockholders for monetary or other damages for breach of fiduciary duties as a director or officer. No repeal, amendment, or modification of this Article XI, whether director or indirect, shall eliminate or reduce its effect with respect to any act or omission of a director or officer of the corporation occurring prior to such repeal, amendment, or modification. Notwithstanding any other provision of

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
these Articles of Incorporation, the affirmative vote of seventy-five percent (75%) of the outstanding shares of stock of this corporation entitled to vote shall be required to amend, alter, change or repeal, or adopt any provision inconsistent with, this Article.

                                   ARTICLE XII

              NON-APPLICABILITY OF CERTAIN STATE ANTI-TAKEOVER LAWS

         Pursuant to Arizona Revised Statutes Section 10-1211(A), the corporation elects not to be subject to Article 2, Chapter 6, Title 10 of the Arizona Revised Statutes, as the same may be amended from time to time. Furthermore, pursuant to Nevada Revised Statutes Sections 78.378 and 78.434, the corporation elects not to be governed by the provisions of Nevada Revised Statutes Sections 78.378 to 78.3793, inclusive, and 78.411 to 78.444, inclusive, as the same may be amended from time to time.

         IN WITNESS WHEREOF, we, the undersigned, have hereunto set our hands this 2nd day of July, 1993.

                                                     /s/ A. EGELHOFF
                                                     ---------------------------
                                                     A. Egelhoff


                                                     /s/ R.  WALTERS
                                                     ---------------------------
                                                     R. Walters


                                                     /s/ J. HURLEY
                                                     ---------------------------
                                                     J. Hurley

                                                                   INCORPORATORS
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